Exhibit 10.1

FIRST AMENDMENT TO SENIOR SECURED CONVERTIBLE NOTE

This FIRST AMENDMENT (this “First Amendment”) to the Senior Secured Convertible Note dated July 29, 2025 (the “Note”), is dated effective as of July 29, 2026, by and between Capstone Holding Corp., a Delaware corporation (the “Company”), and the purchaser of the Note (the “Holder” and, together with the Company, the “Parties”).

WHEREAS, the Company issued the Note in the original principal amount of approximately $3,545,712.42 with a 8.34% original issue discount in favor of the Holder on July 29, 2025;

WHEREAS, the Maturity Date under the Note is currently defined as July 29, 2026;

WHEREAS, the Company and the Holder desire to amend the Note to extend the Maturity Date and modify the definition contained therein;

WHEREAS, pursuant to Section 17 of the Note, the Company and the Holder desire to amend the terms of the Note as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, each intending to be legally bound, agree as follows:

1.	Recitals. The recitations set forth in the preamble of this First Amendment are true and correct and incorporated herein by this reference.

2.	Capitalized Terms. All capitalized terms used in this First Amendment shall have the same meanings ascribed to them in the Note, except as otherwise specifically set forth herein.

3.

Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this First Amendment and the terms and provisions of the Note, the terms and provisions of this First Amendment shall control, but only to the extent of any such conflict or ambiguity.

4.	Amendment to the Note.

The definition of “Maturity Date” contained in Section 31(u) of the Note is hereby deleted in its entirety and replaced as follows:

“ “Maturity Date” shall mean August 29, 2026; provided, however, the Maturity Date may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default shall have occurred and be continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an Event of Default or (ii) through the date that is twenty (20) Business Days after the consummation of a Fundamental Transaction in the event that a Fundamental Transaction is publicly announced or a Change of Control Notice is delivered prior to the Maturity Date, provided further that if a Holder elects to convert some or all of this Note pursuant to Section 3 hereof, and the Conversion Amount would be limited pursuant to Section 3(d) hereunder, the Maturity Date shall automatically be extended until such time as such provision shall not limit the conversion of this Note.”

5.	Not a Novation. This First Amendment is a modification of the Note only and not a novation.

6.

Effect on Note. Except as expressly amended by this First Amendment, all of the terms and provisions of the Note shall remain and continue in full force and effect after the execution of this First Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

7.

Execution. This First Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Second Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or ".pdf" signature page was an original thereof.

8.	Governing Law. This First Amendment shall be construed in accordance with and governed by the law of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the day and year first above written.

CAPSTONE HOLDING CORP.

By: /s/ Matthew Lipman____________________

Name: Matthew Lipman

Title: Chief Executive Officer

3i, LP

By: 3i Management LLC, As General Manager

By: /s/ Maier J. Tarlow____________________

Name: Maier J. Tarlow

Title: Manager

[Signature Page to First Amendment to Senior Secured Convertible Note]